                                                                   EXHIBIT 99.05

                  EMPLOYEE BENEFITS ADMINISTRATION AGREEMENT
                  ------------------------------------------


  THIS AGREEMENT (this "Agreement") is made and entered into as of October 15, 1997, by and between Choice Hotels Franchising, Inc. (to be renamed Choice Hotels International, Inc.) a Delaware corporation ("Choice") and Choice Hotels International, Inc. (to be renamed Sunburst Hospitality Corporation) a Delaware corporation ("Sunburst").

                                R E C I T A L S

  WHEREAS, pursuant to a Distribution Agreement (the "Distribution Agreement") dated as of October 15, 1997, Sunburst and Choice have agreed to enter into an employee benefits administration agreement with the terms and conditions set forth herein; and

  WHEREAS, in accordance with said Distribution Agreement, Sunburst and Choice also have entered into an Employee Benefits & Other Employment Matters Allocation Agreement (the Allocation Agreement") dated as of October 15,
1997, pursuant to which Sunburst and Choice each assumed certain liabilities and obligations, each generally with respect to its own employees, to adopt or continue certain employee benefit, stock and retirement plans and programs substantially equivalent to those provided by Sunburst on the Distribution Date; and

  WHEREAS, the personnel and systems formerly utilized in the maintenance and administration of the aforesaid Sunburst employee plans and programs shall be transferred to Choice; and

  WHEREAS, Sunburst desires to retain Choice in the maintenance and administration of Sunburst's employee plans and programs, and Choice desires to render such assistance on an equitable, arms length basis for a fee;

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sunburst and Choice agree as follows:

  1.  Definitions.  As used in this Agreement, the following capitalized terms
      -----------
shall have the meanings indicated:

  "Accounting Services" means the services provided by Choice to or on behalf of
   -------------------
  Sunburst or any participant in any of the Plans, as provided under Section 2.1 and Exhibit B of this Agreement.

  "Ancillary Agreement" shall have the meaning described in the Distribution
   -------------------
  Agreement.

  "Benefit and Compensation Additional Consulting Services" means the services
   -------------------------------------------------------
  provided by Choice to or on behalf of Sunburst or any participant in any of the Plans, as provided under Section 2.2 and Exhibit C of this Agreement.

  "Claims" means any claims reported on or after the Distribution Date by any
   ------
  employee of the Hotel Operation Business (and/or covered dependents) for coverage or benefits under the Retirement Plans, Medical/Dental Plans, Welfare Plans, Deferred Compensation or the Stock Plans. "Claims" also includes any claims by any beneficiary of a deceased employee. For purposes of this definition, employee of the Hotel Operation Business includes any active, disabled, former or retired employee (except a Retiree, Qualified Beneficiary or an active, former or retired employee whose account balance under the applicable Deferred Compensation Plan or the applicable Retirement Plan has been transferred to a Choice deferred compensation plan or a Choice retirement plan pursuant to the Distribution).

  "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as
   -----
  amended.

  "COBRA Administration Services" means the services provided by Choice to or on
   -----------------------------
  behalf of Sunburst or any participant in any of the Medical/Dental Plans or Qualified Beneficiary, as provided under Section 2.4 and Exhibit E of this Agreement.

  "COBRA Claims" means any claims reported on or after the Distribution Date by
   ------------
  any Qualified Beneficiary for coverage or benefits under any Medical/Dental Plan (or any predecessor thereto).

  "COBRA Continuation Coverage" means the coverage following a Qualifying Event
   ---------------------------
  provided by Sunburst to a Qualified Beneficiary as required by COBRA.

  "Compliance Services" means the services provided by Choice to or on behalf of
   -------------------
  Sunburst or any participant in any of the Plans, as provided under Section 2.5 and Exhibit F of this Agreement.

  "Deferred Compensation Plan(s)" means the deferred compensation plan(s) set
   -----------------------------
  forth in the attached Schedule A, as it may be amended from time to time with the written consent of both parties to this Agreement.

  "Determination Period" means any 12 months during which the premium for COBRA
   --------------------
  Continuation Coverage with respect to a Qualified Beneficiary must remain fixed and may not be increased.

  "Distribution" means the distribution to the holders of Choice Care Common
   ------------
  Stock all the outstanding shares of Sunburst Common Stock.

  "Distribution Agreement" mans the agreement described in the first recital of
   ----------------------
  this Agreement.

  "Distribution Date" means the date determined by the Board of Directors of
   -----------------
  Choice as the date on which the Distribution shall be effected.

  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended
   -----
  from time to time.

  "Fiduciary Services" means the services provided by Choice to or on behalf of
   ------------------
  Sunburst or any participant in any of the Plans, as provided under Section 2.6 of this Agreement.

  "Health and Welfare Plans" means those plans listed on Schedule A herein.
   ------------------------

  "HMO(s)" means health maintenance organization(s).
   ------

  "Hotel Operation Business" means any business or operation of Sunburst or its
   ------------------------
  subsidiaries which is, pursuant to the Distribution Agreement, to be conducted, following the Distribution, by Sunburst.

  "Imprest Account(s)" means the account(s) established pursuant to Section 4.1
   ------------------
  of this Agreement.

  "Medical/Dental Plan(s)" means the medical and dental plans as set forth in
   ----------------------
  the attached Schedule A, as it may be amended from time to time with the written consent of both parties to this Agreement.

  "Plans" means the Sunburst Medical/Dental Plans, Welfare Plans, Retirement
   -----
  Plans, Deferred Compensation Plans, and Stock Plans set forth in the attached Schedule A, as it may be amended from time to time with the written consent of both parties to this agreement.

  "Plan Administrator" means the administrator as defined in ERISA Section
   ------------------
  3(16)(A).

  "Plan Administration Services" means the services provided by Choice to or on
   ----------------------------
  behalf of Sunburst or any participant in any of the Plans, as provided under
  Section 2.3 and Exhibit D of this Agreement.

  "Prime Rate" means the rate identified from time to time in the New York
   ----------
  edition of the Wall Street Journal as being the prime rate of interest.

  "Qualified Beneficiary" means any former or part-time employee of the Hotel
   ---------------------
  Operation Business (or dependent thereof) who either experiences (or experienced) a Qualifying Event while a participant in any Medical/Dental Plan (or any predecessor thereto), or becomes (or became) a Qualified Beneficiary, as that term is defined in Internal Revenue Code Section 4980B(g)(a) and ERISA 607(3), under any Medical/Dental Plan (or any predecessor thereto).

  "Qualifying Event" means an event upon which a Qualified Beneficiary must be
   ----------------
  given the opportunity to elect COBRA Continuation Coverage as specified in Internal Revenue Code Section 4980B(f)(3) and ERISA Section 603.

  "Retirement Plans" means the retirement plans set forth in the attached
   ----------------
  Schedule A, as it may be amended from time to time with the written consent of both parties to this Agreement.

  "Services" means the Accounting Services, the Benefit and Compensation
   --------
  Additional Consulting Services, the COBRA Administration Services, the Plan Administration Services, the Compliance Services and the Fiduciary Services, all as described in Section 2 of this Agreement.

  "Stock Plans" means the stock plans set forth in the attached Schedule A, as
   -----------
  it may be amended from time to time with the written consent of both parties to this Agreement.

  "Welfare Plans" means the welfare plans set forth in the attached Schedule A,
   -------------
  as it may be amended from time to time with the written consent of both parties to this Agreement.

Any capitalized terms defined in the Distribution Agreement and used herein shall have the meanings ascribed to them in the Distribution Agreement unless otherwise defined herein.

  2.0 Duties of Choice.   Upon the request of Sunburst, Choice shall:
      ----------------

  (a) Provide the Services to Sunburst with respect to the Plans;

  (b) Provide such other services in connection with the Plans as shall be mutually agreed upon by the parties to this Agreement (such other services and costs thereof to be set forth as an addendum to this Agreement); and

  (c) Arrange for the maintenance of all records used to perform the Services (and any other services), including Claims and COBRA Claims files and records, for six (6) calendar years following any year in which it performs Services (or any other services) hereunder.

The Services (and any other services) shall be administered in accordance with Choice's standard policies, procedures and practices in effect as of the date hereof and as may be changed, and as more particularly described below; or as otherwise specified in accordance with the terms thereof. In so doing, Choice shall exercise the standards of care set forth in Section 6.0.

It is expressly understood that in providing the Services (any other services) to Sunburst, Choice shall be a service provider and not a plan sponsor, as defined in ERISA 3(16)(B), of any of the Plans, and shall have the right to delegate its obligations hereunder to or contact with any other party to provide such Services (or any other services). Furthermore, it is the intent of the parties to this Agreement that Choice shall be an independent contractor in providing the Services (any other services) under this Agreement, and not as
employee or agent of Sunburst.   Choice agrees to provide such Services only if
it reasonably believes the service will not interfere with the conduct of the business of Choice or pose an unreasonable burden.

  2.1 Accounting Services.   Upon the request of Sunburst, Choice shall provide
      -------------------
the Accounting Services to Sunburst, as set forth in Exhibit B, to assist Sunburst in meeting its accounting and financial reporting obligations under the Plans.

  2.2 Benefit and Compensation Additional Consulting Services.  Upon the
      -------------------------------------------------------
request of Sunburst, Choice shall provide Benefit and Compensation Consulting Services, as set forth in Exhibit C, to Sunburst to assist Sunburst in updating employee benefit plans and establishing competitive compensation practices.

  2.3 Plan Administration Services.  Upon the request of Sunburst, Choice shall
      ----------------------------
provide the Plan Administration Services, as set forth in Exhibit D, to assist in the administration of its Plans.

  2.4 COBRA Administration Services.  Upon the request of Sunburst, Choice
      -----------------------------
shall provide the COBRA Administration Services, as set forth in Exhibit E, to assist Sunburst, the Plan Administrator and the Medical/Dental Plans in the performance of their responsibilities under COBRA.

  2.5 Compliance Services.  Upon the request of Sunburst, Choice or its
      -------------------
contractors shall provide the Compliance Services, as set forth in Exhibit F, to assist Sunburst in fulfilling its disclosure and reporting obligations under ERISA, the Internal Revenue Code and any other applicable federal or state law.

  2.6 Fiduciary Services.  Upon the request of Sunburst, Choice shall provide
      ------------------
the Fiduciary Services, as set forth in Exhibit G, in its administration of Claims for disability (including payment), retirement, stock and deferred compensation benefits (and appeals of denied or disputed Claims with respect thereto), and in its final review of appeals of denied or disputed Claims and COBRA Claims under the Medical/Dental Plans. Choice shall obtain and maintain customary such fiduciary insurance coverage. Other than the fiduciary services set forth in Exhibit G, Choice is vested only with ministerial authority and shall have no discretionary authority to make decisions as to policies, interpretations, practices and procedures under any of the Plans (except to the extent otherwise set forth in Exhibit G), but shall perform its duties and functions under this Agreement within the framework of the terms of each of the Plans and policies, interpretations, rules, practices and procedures made by Sunburst. Except as otherwise specified in this Section 2.6, Choice is not a fiduciary with respect to any of the Plans and shall not be considered the Plan Administrator, fiduciary, or named fiduciary under any of the Plans, within the meaning of those terms as defined in ERISA.

  3.0 Duties of Sunburst.  Except as provided in Section 2.6, Sunburst shall
      ------------------
have the sole and primary responsibility as sponsor of the Plans for all discretionary decisions and actions with respect thereto, for all financial and other obligations arising therefrom, and for all funding and employer contribution requirements under the terms of the Plans. In addition, Sunburst shall, except to the extent expressly delegated to Choice:

      (a) Provide Choice with assistance or authorizations to third parties reasonably required for Choice to perform the Services and any other services under this Agreement;

      (b) Obtain and maintain qualification for all tax-qualified, tax-exempt or otherwise tax-favored Plans;

      (c) Request from Sunburst shareholders share authorizations sufficient to meet awards under the Stock Plans;

      (d) For active employees participating in any of the Plans, collect payroll deductions for each pay period for the amount of employee contributions owed for the pay period and withhold applicable payroll taxes under Sunburst's payroll system with respect to the Plans;

      (e) Maintain all necessary records and documentation as required by law or as needed for efficient administration of the Plans;

      (f) Perform all necessary employee communications, including sending notices required by law, determining eligibility and conducting enrollment under the Plans;

      (g) Complete required Securities and Exchange Commission registrations and other filings required with respect to all Plans.

      (h) Furnish Choice with any and all information in its possession necessary to enable Choice to perform the Services under this Agreement.

      (i) At the request of Choice, maintain the Imprest Account(s) with sufficient funds to satisfy expenses of the Plans as they become due and payable. Choice is not responsible for funding the Plans with any contributions.

      (j) Timely pay the Service Fees as they become due and payable.

      4.0   Financial Provisions.
            --------------------

      4.1   Imprest Account(s).  Sunburst will open and maintain an imprest
            ------------------
account(s) against which Choice may write checks or initiate fund transfers to cover all Claims and COBRA Claims payments and out-of-pocket expenses for medical reports, "second opinions" obtained to evaluate claims, HMO premiums, insurance company premiums, costs incurred for separately tracking Claims and COBRA Claims, administrative contract fees paid to contractors for processing Claims and COBRA Claims, toll-free phone service charged separately by claims administrators, medical case management, hospital utilization review, claim audits, outside legal fees and fees of other outside service providers, claim settlement charges and expenses, and all other similar expenses that are normally incurred in the administration of Claims and COBRA Claims.

      4.2   Pricing and Payment for Services.  Sunburst shall pay Choice for
            --------------------------------
services requested and rendered hereunder as follows:

      (a) The charging mechanisms for rates or charges for each service shall include (i) activity-based charges where the per unit price will be multiplied by the variable number of units (for example, the number of active associates times the per associate charge will determine the per Accounting Period charge); (ii)fixed fee based charges, meaning a fixed amount per Accounting Period for Choice to perform the service;
      (iii) usage based charges for which Sunburst will pay according to actual use of the service; (iv) time and materials charges; or (v) a variation or a combination of any of the foregoing methods as agreed to by the parties.

      (b) Except as provided in the Distribution Agreement, the Allocation Agreement or any Ancillary Agreement, Sunburst shall pay any and all additional costs and expenses which Choice may incur for the express purpose of providing services to Sunburst.

      (c) Sunburst shall pay Choice on a time and materials basis for all costs incurred by Choice in converting Sunburst business information and records from Choice services systems to either a third party provider or to Sunburst.

      (d) Sunburst shall pay Choice for all services provided hereunder within thirty (30) days after receipt of an invoice therefor. Sunburst shall pay fixed charges in advance on the first business day of the applicable Accounting Period. Any payments not made by Sunburst to Choice when due shall bear interest, computed daily from the date due to the date of payment based on the annual percentage rate equal to the Prime Rate plus two (2) percentage points, as same may vary from time to time.

      5.0   Warranties and Limitations of Liability.
            ---------------------------------------

            (a) CHOICE DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER. Choice will use reasonable efforts to perform the Services provided hereunder in a professional and workmanlike manner but the results of the Services are furnished "as is."

            (b) Choice's sole liability to Sunburst or any third party for claims, notwithstanding the form of such claims (e.g. contract, negligence or otherwise), arising out of errors or omissions in the Services provided or to be provided by Choice hereunder which are caused solely by Choice shall be to furnish correct information, payment, and/or adjustment in the Services provided hereunder provided that Sunburst promptly advises Choice thereof.

            (c) Choice's sole liability to Sunburst or any third party for claims, notwithstanding the form of such claims (e. g. contract, negligence or otherwise), arising out of the unavailability of the Services provided hereunder or the interruption in or delay in performing the Services provided hereunder for any reason beyond Choice's reasonable control shall be to use all reasonable efforts to make such services available, and/or to resume performing the Services, as promptly as reasonably practicable. Choice will maintain the same back-up procedures for Sunburst's information that Choice has for its own information.

            (d) CHOICE SHALL NOT BE LIABLE FOR ANY ERRORS, OMISSIONS, DELAYS, OR LOSSES UNLESS CAUSED SOLELY BY ITS CRIMINAL CONDUCT, FRAUD, BAD FAITH OR GROSS NEGLIGENCE. SUNBURST AGREES THAT IN NO EVENT WILL CHOICE BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES. SUNBURST FURTHER AGREES THAT IN NO EVENT WILL THE TOTAL AGGREGATE LIABILITY OF CHOICE FOR ANY AND ALL CLAIMS, LOSSES, OR DAMAGES ARISING UNDER THIS AGREEMENT AND FOR THE SERVICES PERFORMED HEREUNDER EXCEED THE VALUE OF SUNBURST'S PAYMENT FOR SAID SPECIFIC SERVICE IN DISPUTE OVER ONE FOUR-WEEK ACCOUNTING PERIOD'S TIME.

            (e) The forgoing provisions of this Section 5 set forth the full extent of Choice's liability hereunder (monetary or otherwise) for any claim or action, regardless of the form in which any such claim or action may be asserted against Choice (e.g. contract, negligence or otherwise).

6.0   Indemnification: Standard of Care.  Choice shall use the same care and
      ---------------------------------
skill in the performance of its duties under this Agreement as a similarly situated provider of like services would exercise following commonly accepted standards of prudence in the relevant industry engaged in the provision of such services.

      6.1   Choice Held Harmless.  Sunburst will indemnify, defend and hold
            --------------------
harmless Choice and its directors, officers and employees from Losses (as defined below) resulting from or arising out of or in connection with Choice's actions or failure to act where such action or failure to act is required by any Sunburst employment, compensation or benefits policy or practice, other than Losses for which Sunburst is indemnifiable by Choice under Section 6.2. The term "Losses" shall include costs of any claim, lawsuit, settlement, judgment, penalty, attorneys' fees, and other expenses in connection with the Plans. In addition, Sunburst will indemnify Choice against any premium taxes or any other fees or levies of any local, state or federal government (including sales, use or similar taxes) assessed in connection with any of the Plans, and against any income or payroll taxes, interest or penalties assessed against any participant or beneficiary of any Plan or against Sunburst as a result of such participant or beneficiary recognizing income from benefits payable under any Plan.

      6.2   Sunburst Held Harmless.  Choice will indemnify, defend and hold
            ----------------------
harmless Sunburst and its directors, officers and employees from Losses (other than benefits due and payable under the terms of any Plan) resulting from or arising out of or in connection with Choice's criminal conduct, fraud, bad faith or gross negligence, unless the actions (or inaction) causing the Losses were taken (or not taken) at the specific direction of Sunburst, its subsidiaries, employees, or agents.

      6.3   Notice and Defense.  The party seeking indemnification must notify
            ------------------
the other party promptly in writing of any claim that may result in Losses, and give the indemnifying party the opportunity to assist in the defense of the case (at the indemnifying party's cost and expense), and must provide all necessary information and assistance for such defense. In addition, Choice will provide all necessary information and assistance to Sunburst (at Sunburst's cost and expense) in the defense of any Claims, COBRA Claims, or other actions brought under any of the Plans which could result in Losses for which Sunburst is primarily liable.

      7.0   Access to Information:  Cooperation.  Subject to the requirements of
            -----------------------------------
Section 24.0, Sunburst and its authorized agents will be given reasonable access to and may take copies of all information relating to the Claims and COBRA Claims (to the extent permitted by federal and state confidentiality laws) in Choice's and/or its subcontractor's custody, as applicable. The parties will cooperate with one another to minimize the disruption caused by any such access.

      8.0   Term.  The term of this Agreement shall commence on the Distribution
            ----
Date and shall remain in effect through the end of the first full Fiscal Year immediately following the Distribution Date. Unless terminated pursuant to the terms hereof, the Agreement shall automatically renew each Fiscal Year thereafter for the extended term of said Fiscal Year and shall not extend beyond 30 months from the Distribution Date unless otherwise extended by the parties in writing; provided, however, that Sunburst may terminate this Agreement or any
         --------  -------
services provided hereunder at any time for any reason or no reason by sending written notice to Choice upon sixty (60) days' prior notice to Choice and provided, further, in the event any service herein is dependent upon any
--------  -------
Function as defined in that certain Corporate Services Agreement between the parties and dated the date hereof, notice of termination shall be determined by reference to the Corporate Services Agreement. This Agreement may also be terminated in the event of a default (past the expiration of any applicable cure period provided herein) in accordance with the provisions of this Agreement or may be terminated by mutual agreement. In the event of any termination, Articles 4,5,6, and 15 shall survive and remain in effect.

      9.0   Default.  If either party materially defaults hereunder, the non-
            -------
defaulting party may terminate this Agreement effective immediately (subject to the cure periods set forth herein below) upon written notice to the defaulting party. The non-defaulting party shall be entitled to all remedies provided by law or equity (including reasonable attorney's fees and costs of suit incurred). The following events shall be deemed to be material defaults hereunder:

      (a) Failure by either party to make any payment required to be made to the other hereunder, which failure is not remedied within five (5) days after receipt of written notice thereof; or

      (b) Except as otherwise provided herein, failure by either party substantially to perform in accordance with the terms and conditions of this Agreement, which failure is not remedied within thirty (30) days after receipt of written notice from the other party specifying the nature of such default; or

      (c) (i) Filing of a voluntary bankruptcy petition by either party;
      (ii) filing of an involuntary bankruptcy petition against either party which is not withdrawn within sixty (60) days after filing;
      (iii) assignment for the benefit of creditors made by either party; or
      (iv) appointment of a receiver for either party.

Notwithstanding the foregoing, the correction period provided for in Sections 9.0(a) and 9.0(b) shall apply only if such failure is due to reasonable cause and not willful neglect.

      10.0  Force Majeure.  Choice and Sunburst shall incur no liability to each
            -------------
other due to a failure to perform under the terms and conditions of this Agreement resulting from fire, flood, war, strike, lock-out work stoppage or slow-down, labor disturbances, power failure, major equipment breakdowns, construction delays, accident, riots, acts of God, acts of United States' enemies, laws, orders or at the insistence or result of any governmental authority or any other event beyond each other's reasonable control. In addition, Choice shall not be liable or deemed to be in default for any delay or failure to perform hereunder resulting, directly or indirectly, from any cause beyond Choice's reasonable control, including limitations upon the availability of communications facilities or failures of other communications equipment or failure of Sunburst to prepare data properly for input into the Corporate Systems. However, nothing in this provision shall relieve Sunburst of any liability for failure to make any payments required to be made under this Agreement because Sunburst Employees are on strike or engaged in a lock-out, work stoppage or slow-down, or labor disputes.

      11.0. Relationship of Parties.  Nothing in this Agreement shall be
            -----------------------
deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship of independent contract administrator and client.

      12.0. Assignment.  Subject to the provisions of Section 2.0, Neither
            ----------
party shall, without the prior written consent of the other, assign any rights or delegate any obligations under this Agreement, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, such consent
                                               --------  -------
not to be required if the agreement is assigned to a wholly-owned subsidiary of either party.

      13.0  Headings.  The headings used in this Agreement are inserted only for
            --------
the purpose of convenience and reference, and in no way define or limit the scope or intent of any provision or part hereof.

      14.0  Severability of Provisions:  Neither Choice nor Sunburst intend to
            --------------------------
violate statutory or common law by executing this Agreement. If any section, sentence, paragraph, clause or combination of provisions in this Agreement is in violation of any law, such sections, sentences, paragraphs, clauses or combinations shall be inoperative and the remainder of this Agreement shall remain in full force and effect and shall be binding upon the parties.

      15.0  Parties Bound.  This Agreement shall inure to the benefit of and be
            -------------
binding upon the parties hereto and their respective successors and permitted assigns. Nothing herein, expressed or implied, shall be construed to give any other person any legal or equitable rights hereunder.

      16.0  Notices.  All notices and other communications hereunder shall be in
            -------
writing and shall be delivered by hand or shall be deemed to have been properly made and given one (1) business day after being deposited with a reputable overnight courier service such as Federal Express, Airborne Express or UPS Next Day Air for next business day delivery or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

      To Choice:

           Choice Hotels International, Inc.
           10750 Columbia Pike
           Silver Spring, MD 20901
                  Attention: General Counsel

      To Sunburst:

                  Sunburst Hospitality Corporation
                  10750 Columbia Pike
                  Silver Spring, MD 20901
                     Attention: General Counsel

      17.0  Further Action.  Choice and Sunburst each shall cooperate in good
            --------------
faith and take such steps and execute such papers as may be reasonably requested by the other party to implement the terms and provisions of this Agreement.

      18.0  Waiver.  Choice and Sunburst each agree that the waiver of any
            ------
default under any term or condition of this Agreement shall not constitute any waiver of any subsequent default or nullify the effectiveness of that term or condition.

      19.0  Governing Law.  All controversies and disputes arising out of or
            -------------
under this Agreement shall be determined pursuant to the laws of the District of Maryland, regardless of the laws that might be applied under applicable principles of conflicts of laws, except to the extent preempted by ERISA or other applicable federal laws.

      20.0  Consent to Jurisdiction.  The parties irrevocably submit to the
            -----------------------
exclusive jurisdiction of (a) the Courts of the State of Maryland in Montgomery County, and (b) the United States District Court for the State of Maryland for the purposes of any suit, action or other proceeding arising out of this Agreement.

      21.0  Entire Agreement.  This Agreement and the Distribution Agreement
            ----------------
constitute the entire understanding between the parties hereto, and supersede all prior written or oral communications, relating to the subject matter covered by said agreements. No amendment, modification, extension or failure to enforce any condition of this Agreement by either party shall be deemed a waiver of any of its rights herein. this Agreement shall not be amended except by a writing executed by the parties.

      22.0  Commercially Reasonable Terms and Conditions.  Notwithstanding
            --------------------------------------------
anything in this Agreement to the contrary, the terms and provisions of this Agreement reflect and shall reflect commercially reasonable terms and conditions (including, but not limited to, pricing) that in the reasonable judgment of Choice are at least as favorable and as competitive to Sunburst as the terms and conditions Choice would grant or require of third parties for substantially similar goods and services.

     23.0  Representatives.  Sunburst and Choice shall each appoint a managerial
           ---------------
level individual (hereinafter "Representatives") to facilitate communications and performance hereunder. Each party may treat an act of the Representative of the other party as being authorized by such other party without inquiring behind such act or ascertaining whether such Representative had authority to so act. The initial Representatives are named on Exhibit A. Each party shall have the right at any time and from time to time to replace its Representative by giving notice in writing to the other party setting forth the name of (i) the Representative to be replaced and (ii) the replacement, and certifying that the replacement Representative is authorized to act for the party giving the notice in all matters relating to this Agreement.

     24.0  Confidentiality.  Choice and Sunburst agree that the terms of this
           ---------------                                  ---
Agreement are confidential and further agree that this Agreement shall not be released to any third parties, excluding such parties' counsel, agents or lenders. However, one party may release this Agreement or such information to a third party upon the prior approval of the other party (such approval not to be unreasonably withheld, conditioned or delayed) upon court order, or as required by any rules, regulations or laws. All confidential and proprietary information which either party has obtained from the other shall be returned upon the expiration or earlier termination of this Agreement. The provisions of this paragraph shall survive expiration or earlier termination of this Agreement.

     25.0  Expenses.  Except as otherwise set forth in this Agreement or any
           --------
Ancillary Agreement (as defined in the Distribution Agreement), the parties shall bear their own costs and expenses in connection with the preparation, execution, delivery and implementation of this Agreement and the consummation of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              Choice Hotels International, Inc., a
                              Delaware corporation



                              By: /s/ Edward A. Kubis
                                 --------------------------------------------
                                     Name: Edward A. Kubis
                                          -----------------------------------
                                     Title: Senior Vice President
                                           ----------------------------------


                              Choice Hotels Franchising, Inc., a
                              Delaware corporation



                              By: /s/ Michael J. DeSantis
                                 --------------------------------------------
                                     Name: Michael J. DeSantis
                                          -----------------------------------
                                     Title: Senior Vice President
                                           ----------------------------------

                                   EXHIBIT A

                                REPRESENTATIVES


                                                         - Sunburst
              ------------------------------------------
                                                         - Choice
              ------------------------------------------

                                   EXHIBIT B

                              ACCOUNTING SERVICES

     B.0   General.  The Accounting Services shall be limited to the following
           -------
services:

     B.1   Accounting Services for Health and Welfare Plans.  Choice shall:
           ------------------------------------------------

           (a) Arrange for the calculation, collection and remittance of employee payroll deductions for each of the Health and Welfare Plans, where required;

           (b) Maintain financial records and prepare financial statements for each of the Health and Welfare Plans, where needed;

           (c) Arrange for the preparation of an independent certified public accountant's report for each of the Health and Welfare Plans, where needed;

           (d) Prepare for Sunburst's review, signature and filing the Form 5500 for each of the Health and Welfare Plans, where needed;

           (e) Review and reconcile bank and investment accounts for each of the Health and Welfare Plans, where required;

           (f) Reconcile billing statements and payments to HMOs and insurance carriers with participant records;

           (g)  Reconcile claim reports;

           (h) Initiate fund transfers in connection with the Health and Welfare Plans;

           (i) Assist in developing premium rates for Sunburst self-insured Health and Welfare Plans;

           (j) Beginning January 1, 1998, develop, recommend, and maintain records showing employer contribution amounts under each of the Health and Welfare Plans relating to the total cost of Health and Welfare Plans for Sunburst to accrue on its books; and

     B.2   Accounting Services for Retirement Plans.  Choice shall:
           ----------------------------------------

           (a) Establish, maintain and update a roster of participants in each of the Retirement Plans;

           (b) Maintain records of participant account balances or accrued benefit, as applicable, for each of the Retirement Plans, including records as to vesting;

           (c) Coordinate the distribution of shares, cash and account contributions under each of the Retirement Plans;

           (d) Arrange for the calculation, collection and remittance of direct employee contributions and employee payroll deductions for each of the Retirement Plans, where required;

           (e) Maintain financial records and prepare financial statements for each of the Retirement Plans, where needed;

           (f) Arrange for the preparation of an independent certified public accountant's report for each of the Retirement Plans, where needed;

           (g) Prepare for Sunburst's review, signature, and filing of the Form 5500 for each of the Retirement Plans, where needed;

           (h) Review and reconcile bank and investment accounts for each of the Retirement Plans;

           (i) Develop, recommend, and maintain records showing employer contribution amounts under each of the Retirement Plans for Sunburst to accrue on its books; and

           (j) Manage the process of withholding applicable payroll taxes otherwise payable by Sunburst, where required.

     B.3   Accounting Services for Stock Plans.  Choice shall:
           -----------------------------------

           (a) Establish, maintain and update a roster of participants in each of the Stock Plans;

           (b) Maintain records of participant account balances for each of the Stock Plans, including records as to vesting;

           (c) Coordinate the distribution of shares (and cash, where applicable) under each of the Stock Plans;

           (d) Arrange for the calculation, collection and remittance of stock purchase proceeds or employee payroll deductions for each of the Stock Plans where applicable;

           (e) Maintain financial records and prepare financial statements for each of the Stock Plans, where needed;

           (f) Develop, recommend and maintain records showing employee contribution amounts under each of the Stock Plans for Sunburst to accrue on its books;

           (g) Maintain for each of the Stock Plans share authorization, issuance, cancellation, and forfeiture records; and

           (h) Manage the process of withholding applicable payroll taxes otherwise payable by Sunburst, where required.

     B.4   Accounting Services for Deferred Compensation Plans.  Choice shall:
           ---------------------------------------------------

           (a) Establish, maintain and update a roster of participants in each of the Deferred Compensation Plans;

           (b) Maintain records of participant account balances for each of the Deferred Compensation Plans, including records as to vesting;

           (c) Coordinate the distribution of shares, cash and account contributions under each of the Deferred Compensation Plans;

           (d) Develop, recommend, and maintain records showing employer contribution amounts under each of the Deferred Compensation Plans for Sunburst to accrue on its books; and

           (e) Manage the process of withholding applicable payroll taxes otherwise payable by Sunburst, where required.

                                   EXHIBIT C

            BENEFIT AND COMPENSATION ADDITIONAL CONSULTING SERVICES

     C.0   General. the Benefit and Compensation Additional Consulting Services
           -------
shall be limited to the following services:

     C.1   Benefit Additional Consulting Services for Health and Welfare Plans
           -------------------------------------------------------------------
Choice shall:

           Assist Sunburst annually to identify desired Additional Consulting services and appropriate responsibility.

     C.2   Benefit Additional Consulting Services for Retirement Plans.  Choice
           -----------------------------------------------------------
shall:

           Assist Sunburst annually to identify desired Additional Consulting services and appropriate responsibility.

     C.3.  Benefit Additional Consulting Services for Stock Plans.  Choice
           ------------------------------------------------------
shall:

           Assist Sunburst annually to identify desired additional consulting services and appropriate responsibility.

     C.4   Benefit Additional Consulting Services for Deferred Compensation
           ----------------------------------------------------------------
Plans. Choice shall:

           Assist Sunburst annually to identify desired additional consulting services and appropriate responsibility.

     C.5   Compensation Additional Consulting Services for Sunburst.  Choice
           --------------------------------------------------------
shall:

           Assist Sunburst annually to identify desired additional consulting services and appropriate responsibility.

                                   EXHIBIT D

                         PLAN ADMINISTRATION SERVICES

     D.0   General.  the Plan Administration Services shall be limited to the
           -------
following services:

     D.1   Plan Administration Services for Health and Welfare Plans.  Choice
           ---------------------------------------------------------
shall:

           (a) Assist in the preparation of enrollment and communication materials for each of the Health and Welfare Plans;

           (b) Coordinate the production, printing and distribution of enrollment and communication materials for each of the Health and Welfare Plans;

           (c) Assist Sunburst to negotiate contracts with insurance carriers and HMOs;

           (d) Assist Sunburst to negotiate contracts with insurance carriers and HMOs;

           (e) Assist Sunburst to negotiate fees for "administrative services only" contracts and premiums for insured Health and Welfare Plans;

           (f) Coordinate the competitive bidding process among prospective service providers and evaluate resulting bids for Sunburst.

           (g)  Oversee Sunburst contracts with insurance carriers and HMOs;

           (h) Arrange for plan eligibility information to be provided to insurance carriers and HMOs;

           (i) Coordinate independent audits of medical and dental claim administrators;

           (j) Coordinate recovery of claims advances involving third party liability claims;

           (k) Assist Sunburst in pursuing recovery of overpayments made by medical and dental claim administrators;

           (l) Coordinate the administration, review and evaluation of Health and Welfare Claims in accordance with the terms of the Health and Welfare Plans, standard policies, procedures and practices;

           (m) Investigate Claims under the Health and Welfare Plans to the extent deemed necessary in its best judgment;

           (n) Arrange for the payment of Claims in accordance with the terms of the Health and Welfare Plans, standard policies, procedures and practices; and

           (o) Obtain consents, approvals, and elections under the Health and Welfare Plans as provided under the terms thereof.

     D.2   Plan Administration Services for Retirement Plans.  Choice shall:
           -------------------------------------------------

           (a) Assist in the preparation of enrollment and communication materials for each of the Retirement Plans;

           (b) Coordinate the production and printing of enrollment and communication materials for each of the Retirement Plans;

           (c) Coordinate the competitive bidding process among prospective service providers and evaluate resulting bids for Sunburst;

           (d) Coordinate the administration, review and evaluation of Claims in accordance with the terms of the Retirement Plans, standard policies, procedures and practices;

           (e) Investigate Claims under the Retirement Plans to the extend deemed necessary in its best judgment;

           (f) Arrange for the payment of Claims in accordance with the terms of the Retirement Plans, standard policies, procedures and practices; and

           (g) Obtain consents, approvals, and elections under the Retirement Plans as provided under the terms thereof.

     D.3   Plan Administration Services for Stock Plans.  Choice shall:
           --------------------------------------------

           (a) Assist in the preparation of enrollment (where applicable), nomination and communication materials for each of the Stock Plans;

           (b) Coordinate the production, printing and distribution of enrollment (where applicable), nomination and communication materials for each of the Stock Plans;

           (c) Coordinate the competitive bidding process among prospective service providers and evaluate resulting bids for Sunburst;

           (d) Arrange for plan eligibility information to be provided to awards administrators;

           (e) Coordinate the administration, review and evaluation of awards in accordance with the terms of the Stock Plans, standard policies, procedures and practices;

           (f) Investigate awards under the Stock Plans to the extent deemed necessary in its best judgment;

           (g) Arrange for the distribution of shares in accordance with the terms of the Stock Plans, standard policies, procedures and practices;

           (h) Coordinate the exercise of stock options and the distribution of shares and payments of dividends under the Stock Plans; and

           (i) Obtain consents, approvals, and elections under the Stock Plans as provided under the terms thereof.

     D.4   Plan Administration Services for Deferred Compensation Plans.  Choice
           ------------------------------------------------------------
shall:

           (a) Assist in the preparation of enrollment and communication materials for each of the Deferred Compensation Plans;

           (b) Coordinate the production, printing and distribution of enrollment and communication materials for each of the Deferred Compensation Plans;

           (c) Coordinate the competitive bidding process among prospective service providers and evaluate resulting bids for Sunburst.

           (d) Arrange for plan eligibility information to be provided to claim administrators;

           (e) Coordinate the administration, review and evaluation of Claims in accordance with the terms of the Deferred Compensation Plans, standard policies, procedures and practices;

           (f) Investigate Claims under the deferred Compensation Plans to the extent deemed necessary in its best judgment;

           (g) Arrange for the payment of Claims in accordance with the terms of the Deferred Compensation Plans, standard policies, procedures and practices; and

           (h) Obtain consents, approvals, and elections under the Deferred Compensation Plans as provided under the terms thereof.

                                   EXHIBIT E

                         COBRA ADMINISTRATION SERVICES

     E.0   General.  The COBRA administration Services shall be limited to the
           -------
following services:

     E.1   COBRA Administration Services for Medical/Dental Plans.  Choice
           ------------------------------------------------------
shall:

           (a) Send initial COBRA notices to Sunburst employees (and the dependents thereof), as identified by Sunburst, who are enrolled in the Medical/Dental Plans after the date of this Agreement;

           (b) Send COBRA notices and election forms to Qualified Beneficiaries who are identified by Sunburst or Choice, as appropriate, such COBRA notices to include, among other things:

                (1) Identification of the coverage on the date before the
                    Qualifying Event;

                (2) The date the coverage ended;

                (3) The reason the coverage ended;

                (4) The right to elect COBRA Continuation Coverage;

                (5) The duration of the COBRA Continuation Coverage;

                (6) The duration of the grace period for payment of the initial premium payment for COBRA Continuation Coverage; and

                (7) The Determination Period;

           (c) Receive and process duly executed COBRA election forms received from Qualified Beneficiaries in accordance with the procedures established by Sunburst.

           (d) Send payment coupons to Qualified Beneficiaries who have elected COBRA Continuation Coverage stating the amount of the monthly COBRA premium payment as established by Sunburst, where required;

          (e) Receive and process amounts received as monthly COBRA premium payments from Qualified Beneficiaries;

          (f) Notify Qualified Beneficiaries of the extension of COBRA Continuation Coverage from 18 months to 29 or 36 months or termination of their COBRA Continuation Coverage, as appropriate, under procedures established by Sunburst;

          (g) Respond to telephone and written inquiries concerning COBRA Continuation Coverage;

          (h) Notify Qualified Beneficiaries of their right to convert to other coverage, if applicable;

          (i) Maintain an accounting of the COBRA premium payments to be charged Qualified Beneficiaries;

          (j) Assist Sunburst in developing COBRA premium payments to be charged Qualified Beneficiaries;

          (k) Coordinate the administration, review and evaluation of COBRA Claims in accordance with the terms of the Medical/Dental Plan as applicable, and stand policies, procedures and practices;

          (l) Investigate the COBRA Claims to the extent deemed necessary in its best judgment; and

          (m) Arrange for the payment of COBRA Claims in accordance with the terms of the appropriate Medical/Dental Plan, standard policies, procedures and practices.

                                   EXHIBIT F

                              COMPLIANCE SERVICES

     F.0  General.  the Compliance Services shall be limited to the following
          -------
          services:

     F.1  Compliance Services for Health and Welfare Plans.  Choice shall:
          ------------------------------------------------

          (a) Assist Sunburst in the preparation of compliance and disclosure documents pertaining to the Health and Welfare Plans, e.g., Plan
                                                                     ----
               documents, Plan amendments, summary plan descriptions, summaries of material modifications, and summary annual reports;

          (b) Assist Sunburst in the preparation of forms and disclosures required by the Internal Revenue Service, the Department of Labor and other regulatory agencies;

          (c) Make recommendations and propose necessary amendments to Plan documents and procedures for compliance with the Plan documents, administrative procedures, ERISA and other applicable laws and regulations; and

          (d) Assist Sunburst to prepare for and respond to any government audit or enforcement action with respect to the Health and Welfare Plans.

     F.2  Compliance Services for Retirement Plans.  Choice shall:
          ----------------------------------------

          (a) Assist Sunburst in the preparation of compliance and disclosure documents pertaining to the Retirement Plans, e.g., Plan
                                                             ----
               documents, Plan amendments, summary plan descriptions, summaries of material modifications, and summary annual reports;

          (b) Assist Sunburst in the preparation of application for tax exempt status for its Retirement Plans;

          (c) Assist Sunburst in the preparation of forms and disclosures required by the Internal Revenue Service, the Department of Labor and other regulatory agencies;

          (d) Make recommendations and propose necessary amendments to Plan documents and procedures for compliance with the Plan documents, administrative procedures, ERISA and other applicable laws and regulations; and

          (e) Assist Sunburst to prepare for and respond to any government audit or enforcement action with respect to the Retirement Plans.

     F.3  Compliance Services for Stock Plans.  Choice shall:
          -----------------------------------

          (a) Assist Sunburst in the preparation of compliance and disclosure documents pertaining to the Retirement Plans, e.g., Plan
                                                             ----
               documents, Plan amendments, summary plan descriptions, summaries of material modifications, and summary annual reports;

          (b) Assist Sunburst in the preparation of forms and disclosures required by the Internal Revenue Service, the Department of Labor and other regulatory agencies;

          (c) Make recommendations and propose necessary amendments to Plan documents and procedures for compliance with the Plan documents, administrative procedures, ERISA and other applicable laws and regulations; and

          (d) Assist Sunburst to prepare for and respond to any government audit or enforcement action with respect to the Retirement Plans.

     F.4  Compliance Services for Deferred Compensation Plans.  Choice shall:
          ---------------------------------------------------

          (a) Assist Sunburst in the preparation of compliance and disclosure documents pertaining to the Deferred Compensation Plans, e.g.,
                                                                        ----
               Plan documents, Plan documents, Plan amendments, summary plan descriptions, summaries of material modifications, and summary annual reports;

          (b) Assist Sunburst in the preparation of forms and disclosures required by the Internal Revenue Service, the Department of Labor and other regulatory agencies;

          (c) Make recommendations and propose necessary amendments to Plan documents and procedures for compliance with the Plan documents, administrative procedures, ERISA and other applicable laws and regulations; and

          (d) Assist Sunburst to prepare for and respond to any government audit or enforcement action with respect to the Deferred Compensation Plans.

                                   EXHIBIT G

                              FIDUCIARY SERVICES

     G.0  General.  the Fiduciary Services shall be limited to the following
          -------
services:

     G.1  Fiduciary Services for Health and Welfare Plans.  Choice shall have
          -----------------------------------------------
the discretionary authority to:

          (a)  Administer and pay claims for disability benefits; and

          (b) Review final appeals of denied or disputed Claims and COBRA Claims under the Health and Welfare Plans in accordance with the terms of the Health and Welfare Plans, standard policies, procedures and practices and make final decisions with respect thereto, subject to Sunburst's approval.

     G.2  Fiduciary Services for Retirement Plans.  Choice shall:
          ---------------------------------------

          (a) Develop investment guidelines and evaluate money managers for decision by the Retirement Committee;

          (b) Review performance of each money manager selected and discuss investment results and overall strategy with money manager;

          (c) Hold periodic meetings with Sunburst's Retirement Committee and prepare minutes of each meeting;

          (d) Collect and implement participant direction regarding investment selection;

          (e) Arrange for the maintenance of custodial accounts for all Retirement Plan assets;

          (f)  Develop procedures for and monitor asset transfers among funds;

          (g)  Reconcile plan assets to detailed participant accounts;

          (h) Arrange for the allocation of monthly earnings to participant accounts;

          (i) Prepare financial statements in accordance with generally accepted accounting principles for Retirement Plans and obtain annual audit;

          (j) Arrange for the performance of annual discrimination testing and adjustment of participant accounts as instructed by the Plan document;

          (k) Administer Qualified Domestic Relations Orders, as defined in Internal Revenue Code Section 414(p), plan loans, hardship withdrawals, and beneficiary accounts;

          (l) Have the discretionary authority to administer Claims for the Retirement Plans; and

          (m) Have the discretionary authority to review appeals of denied or disputed Claims under the Retirement Plan in accordance with the terms of the retirement plans, standard policies, procedures and practices and make final decisions with respect thereto, subject to Sunburst's approval.

     G.3  Fiduciary Services for Stock Plans.  Choice shall:
          ----------------------------------

          (a) Have the discretionary authority to administer awards for the Stock Plans; and

          (b) Have the discretionary authority to review appeals of denied or disputed Claims under the Stock Plans in accordance with the terms of the Stock Plans, standard policies, procedures and practices and make final decisions with respect thereto, subject to Sunburst's approval.

     G.4  Fiduciary Services for Deferred Compensation Plans.  Choice shall:
          --------------------------------------------------

          (a) Have the discretionary authority to administer Claims for the Deferred Compensation Plans; and

          (b) Have the discretionary authority to review appeals of denied or disputed Claims under the Deferred Compensation Plans in accordance with the terms of the deferred compensation plans, standard policies, procedures and practices and make final decisions with respect thereto, subject to Sunburst's approval.

                                  SCHEDULE A

                           HEALTH AND WELFARE PLANS
                           ------------------------


     .    Medical plans

     .    Dental Plan

     .    Group-Term Life

     .    Pretax Spending Accounts

     .    Hyatt Legal Services

     .    Short-term Disability

     .    Long-term Disability

     .    Accidental Death & Dismemberment

     .    Vacation Benefit

     .    Sick Leave

           RETIREMENT PLANS                          STOCK PLANS
           ----------------                          -----------

Sunburst Hospitality Corporation               Sunburst Hospitality Corporation
Retirement Savings and Investment Plan         Employee Stock Purchase Plan


Sunburst Hospitality Corporation
Non-Qualified Retirement Savings and
Investment Plan

Sunburst Hospitality Corporation
Supplemental Executive Retirement Plan

     DEFERRED COMPENSATION PLAN
     --------------------------

     Sunburst Hospitality Corporation
     Deferred Compensation Plan